Exhibit 32.1

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
    AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dalian Capital Group, Inc. (the \"Registrant") on Form 10-QSB for the period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof ( the "Quarterly Report" ), I, Erwin Liem, President, Secretary/Treasurer and Director of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.


Dated : April 23, 2008          Signature : /s/ Erwin Liem
                                            ---------------------
                                                Erwin Liem
                                                President,
                                                Secretary/Treasurer
                                                & Director

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